       1                                                 Exhibit 23



                      Consent of Independent Auditors


We consent to the incorporation by reference of our report dated January 18, 1994 on the consolidated financial statements and schedules of McDonnell Douglas Corporation and subsidiaries incorporated by reference in the annual report on Form 10-K of McDonnell Douglas Corporation for the year ended December 31, 1993 in the following filings:

- --   Registration Statement File Numbers 33-34326 (filed April 11,1990) and
     33-50063 (filed August 23, 1993) on Form S-8, Employee Savings Plan of McDonnell Douglas Corporation - Salaried Plan.

- --   Post Effective Amendment Number 7 to Registration Statement File
     Number 2-76396 on Form S-8, Employee Savings Plan of McDonnell Douglas Corporation - Component Plan, filed April 4, 1988.

- --   Registration Statement File Numbers 33-40207 (filed April 29, 1991)
     and 33-50059 (filed August 23, 1993) on Form S-8, Employee Thrift Plan of McDonnell Douglas Corporation - Subsidiary Plan.

- --   Post Effective Amendment Number 1 to Registration Statement File
     Number 33-11144 on Form S-8, Employee Thrift Plan of McDonnell Douglas Corporation - Hourly Plan, filed April 29, 1988.

- --   Post Effective Amendment Number 2 to Registration Statement File
     Number 33-13342 on Form S-8 (which pursuant to Rule 429, also constitutes Post Effective Amendment Number 10 to S-8 Registration Statement File Number 2-64039), Incentive Award Plan, Incentive Compensation Plan and Non-Qualified Stock Option Plan, filed April 28, 1989.

- --   Registration Statement File Numbers 33-40205 (filed April 29, 1991)
     and 33-50057 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas Corporation - Hourly West Plan.

- --   Registration Statement File Numbers 33-40206 (filed April 29, 1991)
     and 33-50055 (filed August 23, 1993) on Form S-8, Employee Investment Plan of McDonnell Douglas Corporation - Hourly East Plan.

- --   Registration Statement File Numbers 33-26542 (filed January 13, 1989)
     and 33-50061 (filed August 23, 1993) on Form S-8, McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees.

- --   Registration Statement File Number 33-36180 on Form S-3, McDonnell
     Douglas Corporation Senior Debt Securities, filed August 1, 1990 and Amendment No. 1 thereto filed March 5, 1992.


/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994



       2                                                 Exhibit 23


                      Consent of Independent Auditors




We consent to the incorporation by reference in the Registration Statement (Form S-8 Number 2-76396, Post Effective Amendment Number 7) pertaining to the Employee Savings Plan of McDonnell Douglas Corporation - Component Plan, of our report dated March 4, 1994, with respect to the financial statements and Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Savings Plan of McDonnell Douglas Corporation - Component Plan included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.




/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994



                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Numbers 33-40207 and 33-50059) pertaining to the Employee Thrift Plan of McDonnell Douglas Corporation - Subsidiary Plan, of our report dated March 4, 1994, with respect to the financial statements and Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Thrift Plan of McDonnell Douglas Corporation - Subsidiary Plan included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.




/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994














       3                                                 Exhibit 23


                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 Number 33-11144, Post Effective Amendment Number 1) pertaining to the Employee Thrift Plan of McDonnell Douglas Corporation - Hourly Plan, of our report dated March 4, 1994, with respect to the financial statements and Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Thrift Plan of McDonnell Douglas Corporation - Hourly Plan included in this Annual Report (Form 11-
K) for the fiscal year ended November 28, 1993.






/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994





                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Numbers 33-26542 and 33-50061) pertaining to the McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees, of our report dated March 4, 1994, with respect to the financial statements and Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.


/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994














       4                                                 Exhibit 23


                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Numbers 33-40205 and 33-50057) pertaining to the Employee Investment Plan of McDonnell Douglas Corporation - Hourly West Plan, of our report dated March 4, 1994, with respect to the financial statements and
Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Investment Plan of McDonnell Douglas Corporation - Hourly West Plan included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.




/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994





                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Numbers 33-34326 and 33-50063) pertaining to the Employee Savings Plan of McDonnell Douglas Corporation - Salaried Plan, of our report dated March 4, 1994, with respect to the financial statements and Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Savings Plan of McDonnell Douglas Corporation
- - Salaried Plan included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.






/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994












       5                                                 Exhibit 23


                      Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Numbers 33-40206 and 33-50055) pertaining to the Employee Investment Plan of McDonnell Douglas Corporation - Hourly East Plan, of our report dated March 4, 1994, with respect to the financial statements and
Schedule I - Assets Held for Investment of the McDonnell Douglas Corporation - Master Savings Trust of the Employee Investment Plan of McDonnell Douglas Corporation - Hourly East Plan included in this Annual Report (Form 11-K) for the fiscal year ended November 28, 1993.





/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994




                      Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-
K) of McDonnell Douglas Corporation and subsidiaries of our report dated January 18, 1994, included in the 1993 Annual Report to Shareholders of McDonnell Douglas Corporation and subsidiaries.





/s/ Ernst & Young

St. Louis, Missouri
March 21, 1994